Great Plains Energy

Year-end and Fourth Quarter 2008
Earnings Presentation

February 11, 2009

FORWARD-LOOKING STATEMENTS
Statements made in this release that are not based on historical facts are forward-looking, may involve risks and uncertainties, and are intended to be as of the date when made. Forward-looking statements include, but are not limited to, the outcome of regulatory proceedings, cost estimates of the Comprehensive Energy Plan and other matters affecting future operations. In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the registrants are providing a number of important factors that could cause actual results to differ materially from the provided forward-looking information. These important factors include: future economic conditions in regional, national and international markets and their effects on sales, prices and costs, including but not limited to possible further deterioration in economic conditions and the timing and extent of any economic recovery;
prices and availability of electricity in regional and national wholesale markets; market perception of the energy industry, Great Plains
Energy, Kansas City Power & Light (KCP&L) and KCP&L Greater Missouri Operations Company (GMO); changes in business strategy, operations or development plans; effects of current or proposed state and federal legislative and regulatory actions or developments, including, but not limited to, deregulation, re-regulation and restructuring of the electric utility industry; decisions of regulators regarding rates KCP&L and GMO can charge for electricity; adverse changes in applicable laws, regulations, rules, principles or practices governing tax, accounting and environmental matters including, but not limited to, air and water quality; financial market conditions and performance including, but not limited to, changes in interest rates and credit spreads and in availability and cost of capital and the effects on nuclear decommissioning trust and pension plan assets and costs; credit ratings; inflation rates;
effectiveness of risk management policies and procedures and the ability of counterparties to satisfy their contractual commitments;
impact of terrorist acts; increased competition including, but not limited to, retail choice in the electric utility industry and the entry of new competitors; ability to carry out marketing and sales plans; weather conditions including weather-related damage and their effects on sales, prices and costs; cost, availability, quality and deliverability of fuel; ability to achieve generation planning goals and the occurrence and duration of planned and unplanned generation outages; delays in the anticipated in-service dates and cost increases of additional generating capacity and environmental projects; nuclear operations; workforce risks, including retirement compensation and benefits costs; the ability to successfully integrate KCP&L and GMO operations and the timing and amount of resulting synergy savings; and other risks and uncertainties. Other risk factors are detailed from time to time in Great Plains
Energy’s and KCP&L’s most recent quarterly reports on Form 10-Q or annual reports on Form 10-K filed with the Securities and
Exchange Commission. This list of factors is not all-inclusive because it is not possible to predict all factors.
Forward Looking Statement

Great Plains Energy

Year-end and Fourth Quarter 2008
Earnings Presentation

February 11, 2009

Mike Chesser,
Chairman and CEO

Renewed focus on our utility roots:
 Sale of Strategic Energy
 Acquisition of Aquila
 Significant Progress on our Comprehensive Energy Plan
2008 - A Transformational Year……

 Growing economic and financial market uncertainty and
 deterioration have imposed increasing constraints on availability of internal capital and cost of external capital
Internal
– Customer demand growth significantly lower than historical levels
– Cost increases / regulatory lag
External
– Volatile capital markets
– Significant increase in cost of capital
……And a Challenging Year

Implications for 2009 Guidance,
Operations, and Dividend
Proactive, Responsive, and Prudent Measures
• Lowering 2009 guidance from $1.30 - $1.60 to $1.10 - $1.40
• Eliminating or deferring additional 2009-10 capital expenditures
• Suspended external hiring for all but essential skills
• Tightly managing O&M expense
• Reducing common stock dividend by 50% effective in 1Q09

2008E

GXP
AEE
PGN
WR
DUK
SO
XEL
SCG
OGE
WEC

2009E

GXP
PGN
AEE
DUK
SO
WR
SCG
XEL
OGE
WEC

Source: Capital IQ
* Represents payout ratio based on midpoint of 2009 GPE management guidance of $1.45 per share issued in November 2008
*
*
• Source of valuable internal capital - reduces capital
 markets risk
Dividend Reduction Rationale
• Difficult economic and financial market conditions / uncertainty regarding timing and degree of recovery warrant additional financial flexibility
• Outlier compared to industry in terms of yield and payout

Result of today’s proactive, responsive, prudent actions:
Increases financial flexibility to better weather current market conditions
Improves expected EPS and credit metrics
Provides a balance between financing plans and dividend payout that should optimize access to equity and debt markets over time
Offers a dividend payout and yield that is competitive in the utility space

Long-term Flexibility and Positioning

 2009 and beyond: Extend the platform
 • Re-deployment of capital from dividend reduction to strengthen utility platform
 • Integrate GMO and deliver synergies
 • Complete and include Iatan 1 AQCS and GMO environmental projects in rates effective in 2009
 • Complete Iatan 2
 • Entered into an agreement to acquire 32 wind turbines
 • KCP&L option to construct 35-turbine project by May 2010
 • Additional environmental spending at LaCygne 1, LaCygne 2 and Montrose
 • Continue with sound strategic planning to effectively meet future generation requirements and be an industry leader in energy efficiency
Our Path to Growth remains intact
Path to Growth

Financial Overview
Terry Bassham, CFO
Executive Vice President
Finance & Strategic Development

$1.60
$1.30
$1.40
$1.10
Prior Range (3Q08)
Financing & Dilution
Gross Margin (Retail Demand)
Other
Operating Expenses
Current Range

2009 Earnings Per Share
Guidance Bridge

2009	2010	2011
Base utility construction expenditures		(millions)	
Generating facilities	$ 104.3	$ 129.5	$ 247.0
Distribution and transmission facilities	161.7	219.3	301.1
General facilities	52.6	47.1	68.8
Total base utility construction expenditures	318.6	395.9	616.9
Comprehensive Energy Plan capital expenditures			
Iatan No. 2 (KCP&L Share)	276.8	113.4	-
Environmental	43.1	-	-
Customer programs & asset management	11.1	5.1	-
Total Comprehensive Energy Plan capital expenditures	331.0	118.5	-
Nuclear fuel	20.6	28.7	22.9
Iatan No. 2 (GMO Share)	90.7	37.3	-
Other environmental	31.4	41.4	216.3
Customer programs & asset management	6.3	3.7	4.3
Total utility capital expenditures	$ 798.6	$ 625.5	$ 860.4

GREAT PLAINS ENERGY

• Additional 2009-10 capex reduction of $170 million
 from November 2008 estimates
Projected Capital Expenditures
2009-2011

2009-20011 Aggregate ($ in billions)

$3.0
$0.7
$2.6
$0.3
$361 million Savings
$1.2
$0.9
$2.3
$1.8
Cash From Operations
Capital Expenditures
Dividend Current
Dividend 50% Cut 1Q09
Cash Shortfall Base
Cash Shortfall 50% Cut 1Q09
Uses

Financing Requirements - Sources
Uses of Cash 2009 - 2011

Great Plains Energy 2009
Guidance Range $1.10 - $1.40
Revenue:
 Normal weather
 Retail (weather-normalized)
 2009 - Retail MWh sales volume decline of (0.7%) compared to 2008
  (previous estimate 0.5% growth)
 2010-11 - Retail MWh sales volume growth averages 1.4% annually
  (previous estimate ~1% annually, but off a higher assumed ’09 base)
 New wholesale margin threshold for KCP&L-MO of $92.5 million (subject to true-
 up effective with new rates in August 2009
Key Assumptions

Key Assumptions Continued
• Finance
 Dividend reduced to $0.83/share
 $200 million of total equity issuance in 2009 - 2010; $200 million in 2011
   (previous: $200 million of equity in 2009; total $400 additional 2010-2011)
 $400 million of new long-term KCP&L debt in 2009;
 Issuing $950 million over 2010/2011 ($487 maturing; rest new debt)
  (previous: $850 - $950 million of new debt over 2009-11)
 No refinancing of GMO debt prior to maturity
 Amortization of GMO debt write-up reduces pre-tax interest expense by approximately $32 million per year in 2009-11

Regulatory
 Approval of the rate request in Kansas and Missouri with new rates in effect late summer
 2009
 New rates in “Iatan 2 case” in effect summer 2010 in KS, and fall 2010 in MO
  Assumed ROE of 11% (previous 10.75%)
Plant Performance
 Equivalent Availability Factor (EAF) and Capacity Factor (CF) for fossil fleet for 2009 of
 ~80% and 77%, respectively; in 2010-11, EAF in 80%-85% range and CF relatively constant
 Wolf Creek plant performance at historical levels
 Resource and portfolio mix of ~ 86% generation and 14% purchased energy
Fuel Expense
 67% covered by FAC
 Approximately all of 2009, 60% of 2010, and 40% of 2011’s
 coal requirements are under contract
  (Previous: approximately 85% of 2009, 45% of 2010, and 15% of 2011)
Key Assumptions Continued

Capital Expenditures
 Additional reduction of $140 million of 2009-11 capex
 Previous cost and schedule disclosures for Iatan 2
 No wind in capex projections until 2011
 Reduced spending on LaCygne environmental in 2009 - 10
 No additional environmental mandates
Tax
 The marginal tax rate before credits relatively constant at 38.9%
 Tax credits and the non-tax affect of AFUDC equity reduces average effective tax rate to approximately 30.8%
 NOLs - No earnings benefit, but $100 million of NOLs available annually in 2009 - 2012 to reduce cash taxes
Key Assumptions Continued

Average CWIP Balance
In $ Billions
1.60
1.40
1.20
1.00
0.80
0.60
0.40
0.20
-
2009
2010
2011
Iatan II
Other Construction

In $ Millions
90.0
80.0
70.0
60.0
50.0
40.0
30.0
20.0
10.0
-
2009
2010
2011
Equity Earnings
Debt

•  Iatan 2 AFUDC equity rates for KCP&L KS and KCP&L MO are
 8.30% and 8.25%, respectively, until new rates effective in 2009
CWIP Projections 2009 - 2011
AFUDC Projections 2009 - 2011
CWIP and AFUDC Projections

Reported EPS by Segment

	4Q 2007	4Q 2008	YTD 2007	YTD 2008*[3]
Electric Utility	$0.49	$0.13	$1.84	$1.41
Other	(0.19)	(0.07)	(0.42)	(0.23)
Income from continuing operations	$0.30	$0.06	$1.42	$1.18
SE discontinued operations	0.26	0.00	0.45	0.35
Net Income	0.56	0.06	1.87	1.53
Preferred dividends	0.00	0.00	(0.02)	(0.02)
Earnings available for common	$0.56	0.06*[1]	$1.85	1.51*[2]

Core EPS by Segment

	4Q 2007	4Q 2008	YTD 2007	YTD 2008*[3]
Electric Utility	$0.40	$0.13	$1.72	$1.61
Other	(0.08)	(0.05)	(0.24)	(0.24)
Earnings available for common	$0.32	0.08*[1]	$1.48	1.37*[2]

*[1] Includes $(0.04)/share loss from GMO ($(0.01) for Electric Utility and $(0.03) for other); average number of diluted shares O/S increased to 118.6M for 4Q, causing $0.02/share dilution to reported earnings and $0.03/share dilution to core earnings

*[2] Includes $0.12/share contribution from GMO ($0.17 for electric utility and $(0.05) for other); average number of diluted shares O/S increased to 101.2M YTD causing $0.28/share dilution to reported earnings and $0.26/share to core earnings

*[3] Includes KCP&L for the full period and GMO for the period July 14 through December 31, 2008

GREAT PLAINS ENERGY

Earnings Per Share By Segment

$35
$25
$15
$5
-$5

$0.45
$0.35
$0.25
$0.15
$0.05
-$0.05

Core Earnings
Key Earnings Drivers:
+7% increase in retail revenue due to new rates
+Increase in KCP&L’s equity component of AFUDC of $6.3 million
- GMO loss of $0.7 million or $(0.01) per share
- 5% lower total KCP&L revenue driven by a $30.7 million decline in wholesale as a result of lower prices and a 32% decrease in MWh sales (due primarily to Iatan outage)
- Higher KCP&L O&M costs and higher depreciation and amortization expense
- Dilution of $0.05 caused by shares issued in connection with GMO transaction
$34.7
$15.7
4Q ‘07
4Q ‘08
(millions except
where
indicated)
$16.4
KCP&L
KCP&L
GMO
$(0.7)
4Q ‘08 Utility
Total
Core Earnings Per Share
$0.40
$0.13
4Q ‘07
4Q ‘08
KCP&L
KCP&L
GMO
$0.14
$(.01)
4Q ‘08 Utility
Total
Electric Utility Fourth Quarter Results

$200
$150
$100
$50
$0

$2.00
$1.50
$1.00
$0.50
$0.00

GREAT PLAINS ENERGY

Core Earnings
Core Earnings Per Share
$146.4
$162.8
$1.72
$1.61
(millions except
where
indicated)
YTD ‘07
YTD ‘08
YTD ‘07
YTD ‘08
Earnings Drivers:
+ GMO contribution of $17.9 million or $0.17 per share in 2008
+ Increase in KCP&L’s equity component of AFUDC of $20.0 million
+ Increased retail revenue of $61.8 million, primarily from new retail rates at KCP&L effective 1/08
-  Mild summer weather with a 27 percent decrease in cooling degree days
- Increased purchased power of $18.0 million due to increased average prices and an increase in MWh’s purchased resulting from plant outages
- Higher interest expense, higher O&M, and higher fuel
- Dilution of $0.30 per share caused by shares issued in connection with
   GMO transaction
Includes KCP&L for full-year and GMO results for the period 7/14/08 - 12/31/08
KCP&L
GMO
YTD ‘08 Utility
Total
KCP&L
KCP&L
KCP&L
YTD ‘08 Utility
Total
$0.17
$1.44
$17.9
$144.9
GMO
Electric Utility Year-to-Date Results

$0.0
($2.0)
($4.0)
($6.0)
($8.0)
($10.0)

$0.00
($0.05)
($0.10)

$0.0
($10.0)
($20.0)
($30.0)

CoreEarningsPerShare
($0.1)
($0.2)
($0.3)
YTD`07
YTD`08

Core Earnings
Core Earnings Per Share
$(0.05)
$(0.08)
Key Earnings Drivers:
The YTD greater core loss is primarily attributable to a $5.4 million loss from GMO’s non-utility activities
$(6.4)
$(7.2)
(millions except
where
indicated)
4Q ‘07
4Q ‘08
4Q ‘07
4Q ‘08
Core Earnings
$(20.5)
$(24.3)
YTD ‘07
YTD ‘08
$(0.24)
$(0.24)
Includes KCP&L for the full-year and GMO results for the period 7/14/08 - 12/31/08
GXP “Other” Results

Liquidity at 12/31/08

(in $ millions except where indicated)	Capacity	Outstanding	Available
KCP&L			
Revolving Credit Facility[1]	$ 600.0	$392.1	$ 207.9
A/R Facility[2]	70.0	70.0	0.0
GMO			
Revolving Credit Facility[3]	400.0	111.2	288.8
A/R Facility[4]	64.4	64.0	0.4
GPE			
Revolving Credit Facility[5]	400.0	64.9	335.1
	$1,534.4	$702.2	$832.2

[1] *Revolving credit facility used as a backstop for commercial paper issuance; outstanding amount includes $380.2M CP outstanding plus $11.9M of letters of credit*

[2] *Capacity is $70M from January-May and November-December; $100M from June-October*

[3] *Outstanding amount includes $110M in cash borrowings plus $1.2M in letters of credit*

[4] *Capacity is the higher of (1) the current Borrowing Base, as defined in the facility documentation, or (2) $65 million*

[5] *Outstanding amount includes $30.0 million in cash borrowings and $34.9 million of letters of credit*

GREAT PLAINS ENERGY

Liquidity

William H. Downey,
President and COO

• On track to meet our overall synergy target of $643 million
• Customer satisfaction and reliability remain strong
  - December provided first successful opportunity for combined company storm restoration efforts
• Leading indicators show continued impact from economic downturn in our service territory
Operations Highlights

120%
100%
80%
60%
40%
20%
0%
Availability& Capacity Percentage
Q4 05
Q1 06
Q2 06
Q3 06
Q4 06
Q1 07
Q2 07
Q3 07
Q4 07
Q1 08
Q2 08
Q3 08
Q4 08
Equivalent Availability Coal
Capacity Factor Coal
Equivalent Availability Nuclear
GMO Equivalent Avalability Coal
GMO Capacity Factor Coal

GREAT PLAINS ENERGY

Impact of unplanned
coal outages in Q1 & Q2
2007
Impact of unplanned
coal outages in Q1 2008
Impact of extended
nuclear refueling outage
Impact of Iatan I
and Sibley environmental
upgrade tie-ins
Plant Performance

Iatan 1
Iatan 2
Construction Update
• 1-2 month delay in completing Iatan 1 AQCS
• Completion of Sibley 3 SCR
• Iatan 2
 - Planned completion summer 2010
 - Planned cost re-assessment to be completed
  in early 2009
• LaCygne
 - Significant expenditures extended beyond 2010
• Wind
 - Entered into an agreement to acquire 32 wind turbines
 - KCP&L option to construct 35-turbine project by May 2010

• Passage of Proposition C
   (mandatory RPS)
• New Governor
• PSC
 • New Chairman
 • Two Commissioner
         appointments expected in April 2009
• Legislation to create mandatory RPS
   and enable net metering offered by
   Governor
• KCC: Issued an order on Docket
   441, “Cost Recovery and Incentives
   for Energy Efficiency Programs”
Missouri
Kansas
Legislative and Regulatory

Rate Case	File Date	Annual Revenue Increase Traditional	 Additional Amortization	 Total	Rate Base	Return on Equity	Rate-making Equity Ratio	Rate of Return
GMO- MPS	9/5/2008	$66.0	$0.0	$66.0	$1,202,225	10.75%	53.82%	8.93%
GMO- L&P	9/5/2008	$17.1	$0.0	$17.1	$305,034	10.75%	53.82%	9.29%
GMO- Steam	9/5/2008	$1.3	$0.0	$1.3	$14,557	10.75%	53.82%	9.29%
KCPL- MO	9/5/2008	$86.4	$15.1	$101.5	$1,503,146	10.75%	53.82%	8.69%
KCPL- KS	9/5/2008	$60.4	$11.2	$71.6	$1,255,419	10.75%	55.39%	8.75%
Total		**$231.2**	**$26.3**	**$257.5**	**$4,280,381**

• Key assets requested to be included in rate base:
 — Iatan 1 AQCS
 — Sibley SCR
 — Crossroads peaking unit and related transmission
 — GMO interest in environmental upgrades at Jeffrey Energy
           Center
Summary of Rate Cases

CAGR= 15%
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
2008
2009
2010
2011
2012
KCP&L MO
KCP&L KS
GMO MPS
GMP L&P

GREAT PLAINS ENERGY

$ Billions
$3.7
$6.5
$5.9
$5.7
$4.2
• Year-end rate base projections
• Iatan 1, Sibley environmental and Crossroads in rate base 3Q09
• Iatan 2 in rate base 3Q 2010 (KCP&L-KS and GMO) and
 4Q 2010 (KCP&L-MO)
Solid Rate Base Growth

Great Plains Energy

Year-end and Fourth Quarter 2008
Earnings Presentation

February 11, 2009

Appendix

GREAT PLAINS ENERGY
Consolidated Earnings and Earnings Per Share
Three Months Ended December 31
(Unaudited)

	Earnings		Earnings per Great Plains Energy Share	
	2008	**2007**	**2008**	**2007**
	(millions)			
Electric Utility	$ 15.7	$ 41.7	$ 0.13	$ 0.49
Other	(8.7)	(15.5)	(0.07)	(0.19)
Income from continuing operations	7.0	26.2	0.06	0.30
Strategic Energy discontinued operations	-	21.9	-	0.26
Net income	7.0	48.1	0.06	0.56
Preferred dividends	(0.4)	(0.4)	-	-
Earnings available for common shareholders	$ 6.6	$ 47.7	$ 0.06	$ 0.56
Reconciliation of GAAP to Non-GAAP				
Earnings available for common shareholders	$ 6.6	$ 47.7	$ 0.06	$ 0.56
Reconciling items				
Electric Utility - allocation of holding company merger tax benefits	-	(2.3)	-	(0.04)
Electric Utility - skill set realignment costs	-	(5.5)	-	(0.06)
Electric Utility - mark-to-market impact of interest rate hedge	-	0.8	-	0.01
Other - merger transition costs	1.4	4.0	0.01	0.06
Other - valuation allowance	0.7	-	0.01	-
Other - mark-to-market impacts	0.6	4.7	-	0.05
Strategic Energy discontinued operations	-	(21.9)	-	(0.26)
Core earnings	$ 9.3	$ 27.5	$ 0.08	$ 0.32
Core earnings				
Electric Utility	$ 15.7	$ 34.7	$ 0.13	$ 0.40
Other	(6.4)	(7.2)	(0.05)	(0.08)
Core earnings	$ 9.3	$ 27.5	$ 0.08	$ 0.32

Core earnings is a non-GAAP financial measure that differs from GAAP earnings because it excludes the effects of discontinued operations, certain unusual items and mark-to-market gains and losses on certain contracts. Great Plains Energy believes core earnings provides to investors a meaningful indicator of its results that is comparable among periods because it excludes the effects of items that may not be indicative of
Great Plains Energy’s prospective earnings potential. Core earnings is used internally to measure performance against budget and in reports for management and the Board of Directors and are a component, subject to adjustment, of employee and executive compensation plans. Investors should note that this non-GAAP measure involves judgments by management, including whether an item is classified as an unusual item, and Great Plains Energy’s definition of core earnings may differ from similar terms used by other companies. The impact of these items could be material to operating results presented in accordance with
GAAP. Great Plains Energy is unable to reconcile core earnings guidance to GAAP earnings per share because it does not predict the future impact of unusual items and mark-to-market gains or losses on energy contracts.

GREAT PLAINS ENERGY
Consolidated Earnings and Earnings Per Share
Year to Date December 31
(Unaudited)

	Earnings		Earnings per Great Plains Energy Share	
	2008	**2007**	**2008**	**2007**
	(millions)			
Electric Utility	$143.1	$156.8	$ 1.41	$ 1.84
Other	(23.6)	(35.9)	(0.23)	(0.42)
Income from continuing operations	119.5	120.9	1.18	1.42
Strategic Energy discontinued operations	35.0	38.3	0.35	0.45
Net income	154.5	159.2	1.53	1.87
Preferred dividends	(1.6)	(1.6)	(0.02)	(0.02)
Earnings available for common shareholders	$152.9	$157.6	$ 1.51	$ 1.85
Reconciliation of GAAP to Non-GAAP				
Earnings available for common shareholders	$152.9	$157.6	$ 1.51	$ 1.85
Reconciling items				
Electric Utility - allocation of holding company merger tax benefits	-	(5.7)	-	(0.07)
Electric Utility - skill set realignment costs	-	(5.5)	-	(0.06)
Electric Utility - mark-to-market impact of interest rate hedge	-	0.8	-	0.01
Electric Utility - change in composite tax rate	19.7	-	0.20	-
Other - merger transition costs	(1.6)	6.7	(0.02)	0.08
Other - release of legal reserve	(3.4)	-	(0.03)	-
Other - valuation allowance	0.7	-	0.01	-
Other - mark-to-market impacts	6.1	10.3	0.06	0.12
Other - change in composite tax rate	(0.9)	-	(0.01)	-
Strategic Energy discontinued operations	(35.0)	(38.3)	(0.35)	(0.45)
Core earnings	$138.5	$125.9	$ 1.37	$ 1.48
Core earnings				
Electric Utility	$162.8	$146.4	$ 1.61	$ 1.72
Other	(24.3)	(20.5)	(0.24)	(0.24)
Core earnings	$138.5	$125.9	$ 1.37	$ 1.48

GREAT PLAINS ENERGY

Core earnings is a non-GAAP financial measure that differs from GAAP earnings because it excludes the effects of discontinued operations, certain unusual items and mark-to-market gains and losses on certain contracts. Great Plains Energy believes core earnings provides to investors a meaningful indicator of its results that is comparable among periods because it excludes the effects of items that may not be indicative of
Great Plains Energy’s prospective earnings potential. Core earnings is used internally to measure performance against budget and in reports for management and the Board of Directors and are a component, subject to adjustment, of employee and executive compensation plans. Investors should note that this non-GAAP measure involves judgments by management, including whether an item is classified as an unusual item, and Great Plains Energy’s definition of core earnings may differ from similar terms used by other companies. The impact of these items could be material to operating results presented in accordance with
GAAP. Great Plains Energy is unable to reconcile core earnings guidance to GAAP earnings per share because it does not predict the future impact of unusual items and mark-to-market gains or losses on energy contracts.